UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

BLACKROCK DIRECT LENDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-56231	85-3439073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2591 28th Street, Suite 1000 Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 566-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

BlackRock Capital Investment Advisors, LLC (the “Adviser”), the investment adviser of BlackRock Direct Lending Corp. (the “Company”) is an indirect subsidiary of BlackRock, Inc. (“BlackRock”). On July 1, 2025, BlackRock completed its previously announced acquisition of 100% of the business and assets of HPS Investment Partners (“HPS”), a leading global credit investment manager (the “Acquisition”).

With respect to its management of the Company, the Adviser’s transaction evaluation is organized around a centralized investment committee that provides for a consistent, repeatable decision-making process. The Adviser’s investment committee for the Company’s portfolio (the “Investment Committee”) includes investment professionals of the Adviser and key senior-level constituents from other functional groups including BlackRock’s Risk and Qualitative Analysis (“RQA”) group. The voting members of the Investment Committee (“Voting Members”) will be drawn from a pool of the Adviser’s senior professionals. The Investment Committee is currently comprised of permanent Voting Members and rotating Voting Members (rotating Voting Members will vote during certain established time intervals).

As of July 1, 2025, the permanent voting members of the Investment Committee for the Company are Philip Tseng, Jason Mehring, Dan Worrell, Christian Donohue, Vikas Keswani, Michael Fenstermacher, and Grishma Parekh.

A copy of the press release issued by BlackRock announcing the Acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 is being “furnished” pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release, dated July 1, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Direct Lending Corp.
(Registrant)

	By:	/s/ Diana Huffman
Date: July 1, 2025		Diana Huffman
General Counsel & Assistant Secretary